Property and Equipment, net	6 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property and Equipment, net
8.	Property and Equipment, net

As of December 31, 2019 and June 30, 2019, the property, plant and equipment, net of accumulated depreciation expenses were $430,396 and $476,585, respectively.

For the six months ended December 31, 2019 and 2018, depreciation expenses amounted to $46,189 and $26,578, respectively.

The Company reviews the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition and other economic factors. Based on this assessment, no impairment expenses for property, plant, and equipment was recorded in operating expenses during the six months ended December 31, 2019 and 2018.